Earnings (Loss) Per Share	6 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Note 13 – Earnings (Loss) Per Share

The Company calculates earnings (loss) per share in accordance with ASC 260, Earnings Per Share, which requires a dual presentation of basic and diluted earnings (loss) per share. Basic earnings (loss) per share are computed using the weighted average number of shares outstanding during the fiscal year. Potentially dilutive common shares consist of convertible bonds (using the if-converted method) and exercisable warrants. The following table sets forth the computation of basic and diluted net income (loss) per common share (unaudited):

	For the six months ended December 31,
	2016	2015	2014
	(Unaudited)	(Unaudited)	(Unaudited)
Numerator:
Net (loss) income attributable to ordinary shareholders for computing net (loss) income per ordinary share – basic and diluted (1)	$(4,749,225)	$7,322,947	$3,973,144

Denominator:
Weighted average number of shares used in calculating net income per ordinary share – basic and diluted	9,618,852	9,323,108	5,921,144

Net (loss) income per ordinary share – basic	$(0.49)	$0.79	$0.67

Net (loss) income per ordinary share – diluted	$(0.49)	$0.79	$0.67

(1)
The 6,175,710 warrants were not included in the computation of diluted earnings per share as their effects would have been anti-dilutive since the average share price for the six months ended December 31, 2016 was lower than the warrants exercise price. The loss on valuation of warrants for the six months ended December 31, 2016, 2015 and 2014 were $707,103, $7,198,191 and nil, respectively.